Benchmark Electronics Fourth Quarter and Fiscal Year 2022 Financial Results February 1, 2023

Forward-Looking 2023 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, express or implied, concerning the estimated financial impact of the COVID-19 pandemic, the Company’s outlook and guidance for first quarter and fiscal year 2023 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, the Company’s expectations regarding restructuring charges and amortization of intangibles, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. In particular, these statements also depend on the duration, severity and evolution of the COVID-19 pandemic and related risks, including the emergence and severity of its variants, the availability of vaccines and potential hesitancy to utilize them, government and other third-party responses to the crisis and the consequences for the global economy, the Company’s business and the businesses of its suppliers and customers. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continued inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including trade restrictions, or the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of our operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Q4 2022 Results Achieved 19% year-over-year revenue growth to $751 million, with double-digit growth in 4 of 6 sectors GAAP and non-GAAP gross margin of 9.6% GAAP and non-GAAP operating margin of 3.6% and 4.3%, respectively GAAP and non-GAAP EPS of $0.60 All items below adjusted for supply chain premiums*: Revenue grew 19% year-over-year, with double-digit growth in 5 of 6 sectors Non-GAAP gross margin of 10.2% and non-GAAP operating margin of 4.6% * Component pass-through revenue for supply chain premiums with no impact on non-GAAP operating income or EPS

FY 2022 Results Achieved record revenue of $2.9 billion, up 28% year-on-year, with double-digit growth in 5 of 6 sectors GAAP and non-GAAP gross margin of 8.8% GAAP and non-GAAP operating margin of 3.1% and 3.6%, respectively GAAP EPS of $1.91 and non-GAAP EPS of $2.09 All items below adjusted for supply chain premiums*: Revenue grew 20% year-over-year, with double-digit growth in 5 of 6 sectors Non-GAAP gross margin of 9.7% and non-GAAP operating margin of 4.0% * Component pass-through revenue for supply chain premiums with no impact on non-GAAP operating income or EPS

Roop Lakkaraju Chief Financial Officer

Fourth Quarter Reported Revenue by Market Sector Q4-22 Dec 31, 2022 Revenue by Mix and Market Sector Sept 30, 2022 Dec 31, 2021 For the Three Months Ended Dollars in Millions Sector   Mix % Revenue   Mix % Revenue Q/Q Growth   Mix % Revenue Y/Y Growth Medical   19% $144   21% $166 (13%)   20% $127 14% Semi-Cap   24% $178   24% $186 (5%)   26% $163 9% Aerospace & Defense   12% $90   11% $86 5%   15% $95 (5%) Industrials   19% $143   20% $155 (8%)   20% $125 14% Advanced Computing   12% $92   13% $95 (2%)   9% $60 55% Next Gen Comms   14% $104   11% $84 24%   10% $63 64% Total Revenue 100% $751 100% $772 (3%) 100% $633 19%

Fourth Quarter 2022 Financial Summary (Dollars in millions, except EPS) Dec 31, 2022 Sept 30, 2022 Q/Q Dec 31, 2021 Y/Y Net Sales $751 $772 (3%) $633 19% GAAP Gross Margin 9.6% 8.7% 90 bps 9.8% (20) bps GAAP SG&A $39.5 $38.5 3% $37.7 5% GAAP Operating Margin 3.6% 3.3% 30 bps 2.9% 70 bps GAAP Diluted EPS $0.60 $0.53 13% $0.35 71% GAAP ROIC 7.4% 7.1% 30 bps 5.4% 200 bps Net Sales $751 $772 (3%) $633 19% Non-GAAP Gross Margin 9.6% 8.6% 100 bps 9.8% (20) bps Non-GAAP SG&A $39.5 $38.7 2% $37.7 5% Non-GAAP Operating Margin 4.3% 3.6% 70 bps 3.8% 50 bps Non-GAAP Diluted EPS $0.60 $0.57 5% $0.48 25% Non-GAAP ROIC 9.9% 9.8% 10 bps 8.6% 130 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (non-GAAP TTM income from operations + Stock-based compensation – non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

2022 Reported Revenue by Market Sector CY-22 Revenue by Mix and Market Sector For the Twelve Months Ended Dollars in Millions Dec. 31, 2022 Dec. 31, 2021 Sector   Mix % Revenue   Mix % Revenue Y/Y Medical 21% $593 20% $462 28% Semi-Cap   25% $722 24% $549 31% Aerospace & Defense   12% $348 17% $382 (9%) Industrials 21% $593 19% $428 39% Advanced Computing 10% $310 9% $199 56% Next Gen Comms   11% $320 10% $235 36% Total Revenue 100% $2,886 100% $2,255 28%

Fiscal Year 2022 Financial Summary (Dollars in millions, except EPS) Dec. 31, 2022 Dec. 31, 2021 ‘21 to ‘22 change Y/Y Net Sales $2,886 $2,255 $631 28% GAAP Gross Margin 8.8% 9.1%   (30) bps GAAP SG&A $150.2 $136.7 $13.5 10% GAAP Operating Margin 3.1% 2.4%   70 bps GAAP Diluted EPS $1.91 $0.99 $0.92 93% GAAP ROIC 7.4% 5.4%   200 bps Net Sales $2,886 $2,255 $631 28% Non-GAAP Gross Margin 8.8% 9.1% (30) bps Non-GAAP SG&A $150.4 $136.7 $13.7 10% Non-GAAP Operating Margin 3.6% 3.0% 60 bps Non-GAAP Diluted EPS $2.09 $1.35 $0.74 55% Non-GAAP ROIC 9.9% 8.6% 130 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (non-GAAP TTM income from operations + Stock-based compensation – non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Non-GAAP Financial Summary Excluding Supply Chain Premiums (Dollars in millions, except EPS) See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Cash Conversion Cycle Update

Liquidity and Capital Resources (1) Free cash flow (FCF) defined as net cash provided by (used in) operations less capex Debt Structure (In millions) Senior Secured Term Loan $131 Revolving Credit Facility Drawn Amount $195 * Leverage ratio is Net debt/LTM adjusted EBITDA, as defined in the credit facility, which are non-GAAP measures Strong balance sheet and appropriate debt structure Refinanced credit facility in December 2021 which matures December 2026 Focused investments in inventory which impacted cash flow For the Twelve Months Ended For the Three Months Ended Cash (In millions) Dec. 31, 2022 Dec. 30, 2021 Dec. 31, 2022 Sept. 30, 2022 Dec. 30, 2021 Cash Flows from (used in) Operations ($177) ($3) ($53) ($31) ($1) FCF (1) ($224) ($45) ($66) ($40) ($11) Cash $207 $272 $207 $249 $272 International $168 $195 $168 $189 $195 US $39 $77 $39 $60 $77

Capital Allocation Update Capital Expenditures Share Repurchases FY’22: paid $47M in capital expenditures Since 2018 invested $227M in additions to property, plant and equipment and software Strategic capital expenditures for future organic growth Cash Dividends FY’22: paid cash dividends of $23M Since 2018 paid cash dividends of $113M Instituted a recurring quarterly cash dividend in February 2018 of $0.15 which was increased to $0.16 in February 2020 and to $0.165 in May 2021 FY’22: repurchased 0.4M shares for $9M Since 2018, 15.7M shares repurchased for $409M Approximately $155M remains available under Board authorized program

First Quarter and Fiscal Year 2023 Update * Adjusted for supply chain premium revenue This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers. Q1:2023 Net Sales* $640 - $680 million Diluted EPS – GAAP $0.35 - $0.40 Diluted EPS – non-GAAP $0.39 - $0.45 Operating Margin – non-GAAP 3.6% - 3.8.% Other Expenses, Net $6 million Effective Tax Rate 18% - 20% Weighted Average Shares ~ 35.5 million FY 2023 Net Sales Growth * 7 – 9% Diluted EPS – GAAP $1.96 - $2.06 Diluted EPS – non-GAAP $2.18 - $2.28 Operating Margin – non-GAAP 4.1% - 4.5% Free Cash Flow $70-90 million

Business Trends Jeff Benck - CEO

Sector Year-Over-Year Outlook*

	Fiscal Year 2022 Results ($MM)				Outlook *		
	Total Revenue	Supply chain premiums (SCP)	Revenue adjusted for SCP *	Revenue growth adjusted for SCP*	Q1:23	FY2023	Sector Commentary
Semi-Cap	$722	$(16)	$706	30%			• Memory weakness and trade restrictions are impacting current demand and visibility • Multi-year industry catalysts remain in place; investing through downturn and gaining share
Medical	$593	$(95)	$498	13%			• Strong year-over-year growth fueled by strong demand in existing programs and new ramps • Improving supply chain is a tail-wind
Industrials	$593	$(111)	$482	24%			• Healthy year-over-year growth due to new programs and strong demand from existing products • Supply chain to ease throughout the year
A&D	$348	$(6)	$342	(10%)			• Weapons systems replenishment could be a new driver • Unfulfilled demand persists, particularly in Defense
Next Gen Comms	$320	$(37)	$283	24%			• Sequential performance impacted by strong Q4 but confident in annual growth led by sizable wins • Broadband Infrastructure deployments fueling growth
Adv. Computing	$310	$(3)	$307	58%			• Some push-out from Q4 into 1H not demand related • Major program concluding in 2023 will weigh on growth potential this year

* Excludes supply chain premiums (SCP) revenue in forecast and comparable period(s).

Benchmark | 16

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Q4-22 New Business Wins Medical Cosmetic surgery treatment system (Manufacturing) Minimally invasive surgical robotic platform (Design) Novel rapid cancer diagnostics solution (Design) Semi-Cap Wafer handling equipment (Manufacturing) Test development solutions supporting metrology and lithography (Engineering) Design support for new wafer fab tools (Engineering) Aerospace & Defense Compact flight computer for space applications (Manufacturing) Advance communications module for fighter jet (Design, Manufacturing) Secure communication module for ground vehicles (Manufacturing) Industrials Wind energy management system (Manufacturing) Energy-efficient heat pump replacing fossil fuel systems (Manufacturing) Test development and programming stations for climate controllers (Engineering) Advanced Computing & Next Generation Comms Secure biometric comms reader (Manufacturing) High performance optical transceiver module (Manufacturing) Large functional tester for advanced computing (Engineering)

Highlights Executed through adversity, culminating in record results in 2022 Strategically diversified portfolio enabled solid growth in 5 of 6 sectors in 2022* Supply chain remains a challenge, but continued improvement expected in 2023 Expecting growth in at least 4 of 6 sectors in 2023* Continued ESG Focus: MSCI upgraded to AA; top 10% of 73 in peer group * Excluding supply chain premium revenue in forecast and comparable period(s).

Appendix

(Dollars in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results

(Dollars in Millions) – (UNAUDITED) APPENDIX 2 - Reconciliation of Supply Chain Premiums

(Dollars in Millions) – (UNAUDITED) APPENDIX 3 - Reconciliation of Supply Chain Premiums by Sector